                              Second Supplement to
                       Appendix A to Employment Agreement
                        Between Stewart Enterprises, Inc.
                                       and
                              Randall L. Stricklin



                  Base Salary, Bonus Compensation and Benefits
                  --------------------------------------------



1.       Effective April 28, 2003, Employee's Base Salary shall be $300,000.

2. For Fiscal Year 2003 ("FY 2003"), the Employee shall be eligible to receive a Bonus of up to $287,500. For Fiscal Year 2004, the Employee shall be eligible to receive a Bonus of up to $300,000.

         (a) Maximum Bonus potential for FY 2003 will be determined based on the criteria approved by the Compensation Committee of the Board of Directors.


         No other items or portions of items in Appendix A as previously supplemented are affected by this Supplement.


                                      Agreed to and accepted:

                                      STEWART ENTERPRISES, INC.


Date:   June 25, 2003                 By: /s/ JAMES W. MCFARLAND
                                          ----------------------
                                            James W. McFarland
                                     Compensation Committee Chairman


                                      EMPLOYEE


Date:   June 25, 2003                 /s/ RANDALL L. STRICKLIN
                                      ------------------------
                                        Randall L. Stricklin